                                                                    EXHIBIT 10.1





                          FIRST REPUBLIC BANCORP INC.
                          ---------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------


                 As Amended and Restated as of January 1, 1987
                 ---------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                            PAGE
-------                                                            ----
 1.  Nature of the Plan.............................................   1
     ------------------

 2.  Definitions....................................................   2
     -----------

 3.  Eligibility and Participation..................................   7
     -----------------------------

 4.  Employer Contributions.........................................   9
     ----------------------

 5.  Investment of Trust Assets.....................................  10
     --------------------------

 6.  Allocations to Participants' Accounts..........................  13
     -------------------------------------

 7.  Allocation Limitations.........................................  18
     ----------------------

 8.  Voting Company Stock...........................................  20
     --------------------

 9.  Disclosure to Participants.....................................  20
     --------------------------

10.  Vesting and Forfeitures........................................  22
     -----------------------

11.  Credited Service and Break in Service..........................  24
     -------------------------------------

12.  When Capital Accumulation Will Be Distributed..................  25
     ---------------------------------------------

13.  In-Service Distributions.......................................  27
     ------------------------

14.  How Capital Accumulation Will Be Distributed...................  30
     --------------------------------------------

15.  Rights, Options and Restrictions on Company Stock..............  32
     -------------------------------------------------

16.  No Assignment of Benefits......................................  32
     -------------------------

17.  Administration.................................................  33
     --------------

18.  Claims Procedure...............................................  37
     ----------------

19.  Limitation on Participants' Rights.............................  38
     ----------------------------------

20.  Future of the Plan.............................................  39
     ------------------

21.  "Top-Heavy" Contingency Provisions.............................  40
     ----------------------------------

22.  Governing Law..................................................  41
     -------------

23.  Execution......................................................  42
     ---------

                          FIRST REPUBLIC BANCORP INC.
                          ---------------------------

                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------


                 As Amended and Restated as of January 1, 1987
                 ---------------------------------------------



Section 1.  Nature of the Plan.
            ------------------

     The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of First Republic Bancorp Inc. (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without any deductions from Participants' paychecks and without requiring them to invest their personal savings. The primary purpose of the Plan is to enable Participants to acquire stock ownership interests in the Company. Therefore, the Trust established under the Plan is designed to invest primarily in Company Stock.

     The Plan is also designed to be available as a technique of corporate finance to the Company. Accordingly, it may be used to accomplish the following objectives:

     (a) To meet general financing requirements of the Company, including capital growth and transfers in the ownership of Company Stock;

     (b) To provide Participants with beneficial ownership of Company Stock, substantially in proportion to their relative Compensation, without requiring any cash outlay, any reduction in pay or other personal investment on the part of Participants; and

     (c) To receive loans (or other extensions of credit) to finance the acquisition of Company Stock ("Acquisition Loans"), with such loans to be repaid by Employer Contributions to the Trust and dividends received on such Company Stock.

     The Plan, originally adopted effective as of January 1, 1985, is hereby amended and restated as of January 1, 1987. The Plan is a stock bonus plan under Section 401(a) of the Internal Revenue Code (the "Code"). The Plan is also an employee stock ownership plan under Section 4975(e)(7) of the Code.

     All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2.  Definitions.
            -----------

     In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:

Account ..................    One of two accounts maintained to record the
                              interest of a Participant under the Plan.  See
                              Section 6.

Acquisition Loan .........    A loan (or other extension of credit) used by the
                              Trust to finance the acquisition of Company Stock, which loan may constitute an extension of credit to the Trust from a party in interest (as defined in ERISA). See Section 5(b).

Affiliate ................    Any corporation which is a member of a controlled
                              group of corporations (within the meaning of Section 414(b) of the Code) of which the Company is also a member.

Allocation Date ..........    December 31st of each year (the last day of each
                              Plan Year).

Approved Absence .........    A leave of absence (without pay) granted to an
                              Employee by his Employer under its established leave policy. See Section 3(c).

Beneficiary ..............    The person (or persons) entitled to receive any
                              benefit under the Plan in the event of a Participant's death. See Section 14(b).

Board of Directors .......    The Board of Directors of the Company.

Break in Service .........    A Plan Year in which an Employee is not credited
                              with more than 500 Hours of Service as a result of his termination of Service. See Section 11(b).

Capital Accumulation .....    A Participant's vested, nonforfeitable interest
                              in his Accounts under the Plan.  Each
                              Participant's Capital Accumulation shall be determined in accordance with the provisions of
                              Section 10 and distributed as provided in Sections
                              12, 13 and 14.

Code .....................    The Internal Revenue Code of 1986, as amended.

Committee ................    The Administrative Committee appointed by the
                              Board of Directors to administer the Plan.  See
                              Section 17.

Company ..................    First Republic Bancorp Inc., a Delaware
                              corporation.

Company Stock ............    Shares of voting common stock issued by the
                              Company, which shares are "employer securities" under Section 409(1) of the Code.

Company Stock Account ....    The Account which reflects each Participant's
                              interest in Company Stock held under the Plan.
                              See Section 6.

Compensation .............    The total wages and other compensation paid to an
                              Employee by the Company during the Plan Year and reported on the Employee's Wage and Tax Statement
                              (Form W-2), plus the amounts excludable from the Employee's taxable income under Sections 125 and 402(g) of the Code, but excluding merit bonuses and any amount in excess of $200,000 (as adjusted pursuant to Section 401(a)(17) of the Code) or, after 1993, $150,000 (as adjusted pursuant to Section 401(a)(17) of the Code). For purposes of applying this dollar limit, the Compensation of a 5% owner or of a Highly Compensated Employee who is one of the ten most highly compensated Highly
                              Compensated Employees shall be aggregated with the Compensation of his or her spouse and his or her lineal descendants who are under age 19.

Credited Service .........    The number of Plan Years in which an Employee is
                              credited with at least 1000 Hours of Service, including Service prior to January 1, 1987. See
                              Section 11(a).

Disability ...............    A physical or mental condition of a total and
                              permanent nature which, in the opinion of a physician approved by the Committee, will prevent an Employee from engaging in any substantial gainful employment with the Company or an Affiliate. "Disability" shall not include such a condition if it: (1) resulted from or consists of habitual drunkenness or addiction to narcotics, (2) was contracted, suffered or incurred while engaged in a felonious enterprise,
                              (3) was intentionally self-inflicted, (4) arose out of service in the armed forces of any country, or (5) arose while absent on extended leave of absence (other than a vacation) or lay-off or while absent without leave.

Employee .................    Any common-law employee of an Employer.  A leased
                              employee, as described in Section 414(n) of the Code, is not an Employee for purposes of this Plan.

Employer .................    The Company and any Affiliate which is designated
                              as an Employer by the Board of Directors and which adopts the Plan for the benefit of its Employees.

Employer Contributions ...    Payments made to the Trust by an Employer.  See
                              Section 4.

ERISA ....................    The Employee Retirement Income Security Act of
                              1974, as amended.

Financed Shares ..........    Shares of Company Stock acquired by the Trust with
                              the proceeds of an Acquisition Loan.

Forfeiture ...............    Any portion of a Participant's Accounts which does
                              not become a part of his Capital Accumulation and which is forfeited under Section 10(b).

401(k) Plan ..............    The First Republic Bancorp Inc. Cash or Deferred
                              Plan, a profit sharing plan qualified under
                              Section 401(a) of the Code that includes a cash or deferred arrangement under Section 401(k) of the Code.

Highly Compensated
Employee .................    An Employee who (1) is a 5% owner, (2) has
                              Statutory Compensation in excess of $75,000, (3)
                              has Statutory Compensation in excess of $50,000 and is in the top-paid 20% group of Employees, or
                              (4) is an officer of the Company and has Statutory
                              Compensation in excess of 50% of the dollar amount in effect under Section 415(b)(1)(A) of the Code for the Plan Year, as determined in accordance with Section 414(q) of the Code. The $75,000 and
                              $50,000 amounts shall be adjusted after 1987 for increases in the cost of living pursuant to Section 414(q)(1) of the Code.

Hour of Service ..........    Each hour of Service for which an Employee is
                              credited under the Plan, as described in Section
                              3(d).

Other Investments
Account ..................    The Account which reflects each Participant's
                              interest under the Plan attributable to Trust
                              Assets other than Company Stock.  See Section 6.

Participant ..............    Any Employee or former Employee who has met the
                              applicable eligibility requirements of Section 3 and who has not yet received a complete distribution of his Capital Accumulation.

Plan .....................    The First Republic Bancorp Inc. Employee Stock
                              Ownership Plan, which includes this Plan and the Trust Agreement.

Plan Year ................    The 12-month period ending on each Allocation Date
                              and coinciding with each calendar year, which is the taxable year of the Company.

Retirement ...............    Termination of Service on or after the later of
                              (1) attaining age 65 or (2) the fifth anniversary of becoming a Participant.

Service ..................    Employment with the Company or with an Affiliate.

Statutory Compensation ...    The total remuneration paid to an Employee by an
                              Employer during the Plan Year for personal services rendered to the Employer, excluding employer contributions to a plan of deferred compensation, amounts realized in connection with stock options and amounts which receive special tax benefits. For purposes of the definition of "Highly Compensated Employee," "Statutory
                              Compensation" shall include reductions in salary contributed to the 401(k) Plan for the Plan Year.

Statutory Dollar Amount ..    For any Plan Year, $30,000, as may be increased
                              pursuant to Section 415(c)(1)(A) of the Code.

Trust ....................    The First Republic Bancorp Inc. Employee Stock
                              Ownership Trust, created by the Trust Agreement entered into between the Company and the Trustee.

Trust Agreement ..........    The Agreement between the Company and the Trustee
                              establishing the Trust and specifying the duties of the Trustee.

Trust Assets .............    The Company Stock (and other as sets) held in the
                              Trust for the benefit of Participants.  See
                              Section 5.

Trustee ...................   The Trustee (and any successor Trustee) appointed
                              by the Board of Directors to hold the Trust
                              Assets.



Section 3.  Eligibility and Participation.
            -----------------------------

     (a) Each full-time Employee shall become a Participant in the Plan on the first day of the first pay period coinciding with or next following the date on which he completes six months of Service. Each part-time Employee shall become a Participant in the Plan on the first day of the first pay period coinciding with or next following the date on which he completes 1000 Hours of Service.

     An Employee whose terms of Service are covered by a collective bargaining agreement shall not be eligible to participate in the Plan unless the terms of such agreement specifically provide for participation in the Plan.

     (b) A Participant is entitled to share in the allocation of Employer Contributions and Forfeitures under Section 6(a) for each Plan Year in which he is credited with at least 1000 Hours of Service and in which he is an eligible Employee on the Allocation Date. A Participant is also entitled to share in the allocation of Employer Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death if he is credited with at least 1000 Hours of Service for that Plan Year (even if he is not an Employee on the Allocation Date).

     (c) A former Participant who is reemployed by an Employer shall become a Participant as of the date of his reemployment. An Employee who is on an Approved Absence shall not become a Participant until the end of his Approved Absence, but a Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence.

     (d)  Hours of Service - For purposes of determining the Hours of Service to
          ----------------
be credited to an Employee under the Plan, the following rules shall be applied:

          (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties.

          (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs (b) and (c) of
               Section 2530.200b-2 of the regulations prescribed by the Department of

               Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

          (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

          (4) An Employee compensated on an hourly basis shall be credited for each Hour of Service as described above. A salaried Employee shall be credited with 95 Hours of Service for each semi-monthly payroll period in which he completes at least one Hour of Service.



Section 4.  Employer Contributions.
            ----------------------

     (a) Employer Contributions shall be paid to the Trustee for each Plan Year in such amounts (or under such formula) as may be determined by the Board of Directors; provided, however, that Employer Contributions shall not be made for any Plan Year in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitation described in Section 7(a) or in amounts which are not deductible under Section 404(a) of the Code.

     (b) Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for that Plan Year. Employer Contributions may be paid in cash and/or in shares of Company Stock, as determined by the Board of Directors; provided, however, that the Board of Directors may determine that

Employer Contributions may be paid as provided in Section 5(c) with notice to the Committee and the Trustee.

     (c) Any Employer Contributions which are not deductible under Section 404(a) of the Code may be returned to the Employer by the Trustee (upon the direction of the Committee) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Employer by the Trustee (upon the direction of the Committee) within one year after the payment to the Trust.

     (d) No Participant shall be required or permitted to make contributions to the Trust.


Section 5.  Investment of Trust Assets.
            --------------------------

     (a)  In General - Trust Assets will be invested by the Trustee primarily
          ----------
(or exclusively) in Company Stock in accordance with directions from the Committee. Employer Contributions (and other Trust Assets) may be used to acquire shares of Company Stock from any Company shareholder or from the Company. The Trustee may also invest Trust Assets in such other prudent investments as the Committee deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash. All purchases of Company Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed fair market value. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Company Stock.

     (b)  Acquisition Loans - The Committee may direct the Trustee to incur
          -----------------
Acquisition Loans from time to time to finance the acquisition of Company Stock (Financed Shares) or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Company Stock shall be treated as an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Acquisition Loan which is being refinanced). No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets other than any Financed Shares remaining subject to pledge. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are allocated to Participants' Company Stock Accounts under
Section 6. If the lender is a party in interest (as defined in ERISA), the Acquisition Loan must provide for a transfer of Trust Assets to the lender on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Acquisition Loan.

     (c)  Acquisition Loan Payments - Payments of principal and/or interest on
          -------------------------
any Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer Contributions paid in cash to enable the Trust to repay such Acquisition Loan, from earnings attributable to such Employer Contribu-tions and from any cash dividends received by the Trust on the Financed Shares (whether allocated or unallocated) purchased with the proceeds of such Acquisition Loan; and the payments made with respect to an Acquisition Loan for a Plan Year must not exceed the sum of such Employer Contributions, earnings and dividends for that Plan Year (and prior Plan Years), less the amount of such payments for prior Plan Years. If the Company is the lender with respect to an Acquisition Loan, Employer Contributions may be paid in the form of forgiveness of indebtedness under the Acquisition Loan. If the Company is not the lender with respect to an Acquisition Loan, the Company may elect to make payments on the Acquisition Loan directly to the lender and to treat such payments as Employer Contributions.

     (d)  Sales of Company Stock - Subject to the approval of the Board of
          ----------------------
Directors, the Committee may direct the Trustee to sell shares of Company Stock to any person (including the Company) through open-market or privately negotiated transactions; provided, that any such sale must be made at a price not less than fair market value as of the date of the sale; provided, further that any such sale shall comply with all applicable Federal and state securities laws. Notwithstanding the provisions of Section 5(c), the Committee may direct the Trustee to apply the proceeds from the sale of unallocated Financed Shares to repay the Acquisition Loan (incurred to finance the purchase of such Financed Shares) in the event of the sale of the Company or the termination of the Plan or if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code. If the Trustee is unable to make payments of principal and/or interest on an Acquisition Loan when due, the Committee may direct the Trustee to either sell (with the approval of the Board of Directors) any Financed Shares that have not yet been allocated to Participants' Company Stock Accounts or to obtain a new Acquisition Loan in an amount sufficient to make such payments. Any decision by the Committee to direct the Trustee to sell Company Stock under this Section 5(d) must comply with the fiduciary duties applicable under Section 404(a)(1) of ERISA.


Section 6.  Allocations to Participants' Accounts.
            -------------------------------------

     A Company Stock Account and an Other Investments Account shall be maintained to reflect the interest of each Participant under the Plan.

     Company Stock Account - The Company Stock Account maintained for each
     ---------------------
Participant will be credited annually with his allocable share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as an Employer Contribution, with any Forfeitures of Company Stock and with any stock dividends on Company Stock allocated to his Company Stock Account.

     Other Investments Account - The Other Investments Account maintained for
     -------------------------
each Participant will be credited annually with his allocable share of Employer Contributions that are not in the form of Company Stock, with any Forfeitures from Other Investments Accounts, with any cash dividends on Company Stock allocated to his Company Stock Account (other than currently distrib-uted dividends) and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash payments made by the Trustee for the acquisition of Company Stock or for the payment of any principal and/or interest on an Acquisition Loan.

     The allocations to Participants' Accounts for each Plan Year will be made as follows:

     (a)  Employer Contributions and Forfeitures - Employer Contributions under
          --------------------------------------
Section 4(a) and Forfeitures under Section 10(b) for each Plan Year will be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitations described in Section 7. For this purpose, any Compensation paid prior to the date an Employee becomes a Participant shall be disregarded.

     (b)  Financed Shares - Any Financed Shares acquired by the Trust shall
          ---------------
initially be credited to a "Loan Suspense Account" and will be allocated to the Company Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Company Stock Accounts for each Plan Year shall be determined by the Committee (as of each Allocation Date) as follows:

          (1)  General Rule - The number of Financed Shares held in the Loan
               ------------
Suspense Account immediately before the release for the current Plan Year shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and/or interest paid on the Acquisition Loan for that Plan Year. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Acquisition Loan projected to be paid for all future Plan Years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current Allocation Date.

          (2)  Special Rule - The Committee may elect (as to each Acquisition
               ------------
Loan) or the provisions of the Acquisition Loan may provide for the release of Financed Shares from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Acquisition Loan. This method may be used only to the extent that: (A) the Acquisition Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (B) interest included in any payment on the Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (C) the entire duration of the Acquisition Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

     In each Plan Year in which Trust Assets are applied to make payments on an Acquisition Loan, the Financed Shares released from the Loan Suspense Account in accordance with the provisions of this Section 6(b) shall be allocated among the Company Stock Accounts of Participants in the manner determined by the Committee based upon the source of funds (Employer Contributions, earnings attributable to such Employer Contributions and cash dividends on Financed Shares allocated to Participants' Company Stock Accounts or cash dividends on Financed Shares credited to the Loan Suspense Account) used to make the payments on the Acquisition Loan. If cash dividends on Financed Shares allocated to a Participant's Company Stock Account are used to make payments on an Acquisition Loan, Financed Shares (representing that portion of such payments and whose fair market value is at least equal to the amount of such dividends) released from the Loan Suspense Account shall be allocated to that Participant's company Stock Account.

     (c)  Net Income (or Loss) of the Trust - The net income (or loss) of the
          ---------------------------------
Trust for each Plan Year will be determined as of the Allocation Date. Prior to the allocation of Employer Contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the total balances of both his Accounts on the preceding Allocation Date (reduced by any distribution of Capital Accumulation during the Plan Year) bears to the sum of such Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on allocated Company Stock) since the preceding Allocation Date, reduced by any expenses charged to the Trust Assets for that Plan Year. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Acquisition Loan.

     (d)  Dividends on Company Stock - Any cash dividends received on shares of
          --------------------------
Company Stock allocated to Participants' Company Stock Accounts will be allocated to the respective Other Investments Accounts of such Participants.
Any cash dividends received on unallocated shares of Company Stock (including any Financed Shares credited to the Loan Suspense Account) shall be included in the computation of the net income (or loss) of the Trust. Any stock dividends received on Company Stock shall be credited to the Accounts (including the Loan Suspense Account) to which such Company Stock was allocated. Any cash dividends which are currently distributed to Participants (or their Beneficiaries) under
Section 13(a) shall not be credited to their Other Investments Accounts.

     (e)  Accounting for Allocations - The Committee shall establish accounting
          --------------------------
procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Company Stock Account. The Committee shall also keep separate records of Financed Shares and of Employer Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Acquisition Loan. From time to time, the Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.


Section 7.  Allocation Limitations.
            ----------------------

     (a)  Limitation on Annual Additions - The Annual Additions for each Plan
          ------------------------------
Year with respect to any Participant may not exceed the lesser of:

          (1)  25% of his Statutory Compensation; or

          (2)  the Statutory Dollar Amount.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, except as provided in Section 7(c), plus the sum of (i) the reductions in salary contributed on his behalf to the 401(k) Plan for the Plan Year; (ii) any employer contributions allocated to him under the 401(k) Plan for the Plan Year; and (iii) any voluntary after-tax contributions made by him to the 401(k) Plan for the Plan Year. In determining such Annual Additions, Forfeitures of Company Stock shall be included at the fair market value as of the Allocation Date.

     If the aggregate amount that would be allocated to the Accounts of a Participant in the absence of this limitation would exceed the amount set forth in this limitation, his Annual Addi-tions under the 401(k) Plan shall be reduced in accordance with the terms thereof, prior to any reduction in the amounts allocated to his Accounts under this Plan. Any Forfeitures which can be allocated to no Participant's Accounts by reason of this limitation shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan Year).

     (b)  Special Acquisition Loan Rules - Any Employer Contributions which are
          ------------------------------
used by the Trust (not later than the due date, including extensions, for filing the Company's Federal income tax return for that Plan Year) to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as Forfeitures, shall not be included as Annual Additions under Section 7(a); provided, however, that the provisions of this Section 7(c) shall be applicable only if not more than one-third of the Employer Contributions applied to pay principal and/or interest on an Acquisition Loan are allocated to Participants who are Highly Compensated Employees; and the Committee shall reallocate such Employer Contributions to the extent it deems it to be appropriate to satisfy this special rule.

     The Annual Additions under Section 7(a) with respect to Financed Shares released from the Loan Suspense Account (by reason of Employer Contributions used for payments on an Acquisition Loan) and allocated to Participants'
Company Stock Accounts shall be the lesser of (A) the amount of such Employer Contributions (as determined after application of the preceding para-graph); or (B) the fair market value of Company Stock as of the Allocation Date. Annual Additions shall not include any allocation attributable to any proceeds from the sale of Financed Shares by the Trust or to appreciation (realized or unrealized) in the fair market value of Company Stock.


Section 8.  Voting Company Stock.
            --------------------

     Shares of Company Stock in the Trust shall be voted by the Trustee in accordance with the provisions of this Section 8. Each Participant (or Beneficiary) will be entitled to direct the Trustee as to the manner in which shares of Company Stock then allocated to his Company Stock Account will be voted. Each Participant (or Beneficiary) who is so entitled shall be provided with the proxy statement and other materials provided to Company shareholders in connection with each shareholder meeting, together with a form upon which voting directions may be given to the Trustee. Any allocated Company Stock with respect to which voting directions are not given shall not be voted, and shares of Company Stock held by the Trust which are not then allocated to Participants' Company Stock Accounts shall be voted in the manner determined by the Committee.

Section 9.  Disclosure to Participants.
            --------------------------

     (a)  Summary Plan Description - Each Participant shall be furnished with
          ------------------------
the summary plan description of the Plan required by Sections 102(a)(1) and 104(b)(1) of ERISA. Such summary plan description shall be updated from time to time as required under ERISA and Department of Labor regulations thereunder.

     (b)  Summary Annual Report - Within nine months after each Allocation Date,
          ---------------------
each Participant shall be furnished with the summary annual report of the Plan required by Section 104(b)(3) of ERISA, in the form prescribed in regulations of the Department of Labor.

     (c)  Annual Statement - Following each Allocation Date, each Participant
          ----------------
shall be furnished with a statement reflecting the following information:

          (1) The balances (if any) in his Accounts as of the beginning of the Plan Year.

          (2) The amount of Employer Contributions and Forfeitures allocated to his Accounts for that Plan Year.

          (3) The adjustments to his Accounts to reflect his share of dividends (if any) on Company Stock and any net income (or loss) of the Trust for that Plan Year.

          (4) The new balances in his Accounts, including the number of shares of Company Stock allocated to his Company Stock Account and the fair market value as of that Allocation Date.

          (5) His number of years of Credited Service and his vested percentage in his Account balances (under Sections 10 and 11) as of that Allocation Date.

     (d)  Additional Disclosure - The Company shall make available for
          ---------------------
examination by any Participant copies of the Plan, the Trust Agreement and the latest annual report of the Plan filed (on Form 5500) with the Internal Revenue Service. Upon written request of any Participant, the Company shall furnish copies of such documents and may make a reasonable charge to cover the cost of furnishing such copies, as provided in regulations of the Department of Labor.


Section 10.  Vesting and Forfeitures.
             -----------------------

     (a)  Vesting -
          -------

          (1) A Participant's interest in his Accounts shall become 100% vested and nonforfeitable without regard to his Credited Service if he (A) is employed by the Company or an Affiliate on or after the later of his 65th birthday or the fifth anniversary of the date he became a Participant, (I) attainment of age 65, or (II) his fifth anniversary of Plan participation, (B) incurs a Disability while employed by the Company or an Affiliate, or (C) dies while employed by the Company or an Affiliate.

          (2) Except as otherwise provided in Section 10(a)(1), the interest of each Participant in his Accounts shall become vested and nonforfeitable in accordance with the following schedule:

          Credited Service                 Nonforfeitable
          Under Section 11                   Percentage
          ----------------                 --------------
          Less than One Year                    0%

          One Year                             20%

          Two Years                            40%

          Three Years                          60%

          Four Years                           80%

          Five Years or More                  100%

     (b)  Forfeitures - Any portion of the final balances in a Participant's
          -----------
Accounts which is not vested (and does not become part of his Capital Accumulation) will become a Forfeiture as of the Allocation Date coinciding with or next following his termination of Service. Forfeitures shall first be charged against a Participant's Other Investments Account, with any balance charged against his Company Stock Account (at fair market value). Financed Shares shall be forfeited only after other shares of Company Stock have been forfeited. All Forfeitures will be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date coinciding with or next following the Participant's termination of Service.

     (c)  Restoration of Forfeited Amounts - If a Participant is reemployed
          --------------------------------
prior to the occurrence of a five-consecutive-year Break in Service, the portion of his Accounts (attributable to the prior period of Service) that was forfeited shall be restored as if there had been no Forfeiture. Such restoration shall be made out of Forfeitures occurring in the Plan Year of reemployment (prior to allocation under Section 6(a)). To the extent such Forfeitures are not sufficient, the Employer shall make a special contribution to the Participant's restored Accounts. Any amount so restored to a Participant shall not constitute an Annual Addition under Section 7(a).

     (d)  Vesting Upon Reemployment - If a Participant who is not 100% vested
          -------------------------
receives a distribution of his Capital Accumulation prior to the occurrence of a five-consecutive-year Break in Service and he is reemployed prior to the occurrence of such a Break in Service, the portion of his Accounts which was not vested (including any restored Accounts) shall be maintained separately until he becomes 100% vested. His vested and nonforfeitable percentage in such separate Accounts upon his subsequent termination of Service shall be equal to:

                                      X-Y
                                    ------
                                    100%-Y

For purposes of applying this formula, X is the vested percentage at the time of the subsequent termination, and Y is the vested percentage at the time of the prior termination.


Section 11.  Credited Service and Break in Service.
             -------------------------------------

     (a)  Credited Service - An Employee's Credited Service shall be the number
          ----------------
of Plan Years in which he is credited with at least 1000 Hours of Service. Credited Service shall include such Service prior to January 1, 1987, and such Service with the Company or any Affiliate (but only while the Affiliate is an Affiliate).

     (b)  Break in Service - A one-year Break in Service shall occur in a Plan
          ----------------
Year in which an Employee is not credited with more than 500 Hours of Service as a result of his termination of Service. A five-consecutive-year Break in Service shall be five consecutive one-year Breaks in Service. An Approved Absence shall not constitute a Break in Service.

     For purposes of determining whether a Break in Service has occurred, if an Employee begins a maternity/paternity absence described in Section 411(a)(6)(E)(i) of the Code, or an unpaid leave under the Family and Medical Leave Act of 1993, the computation of his Hours of Service shall include the Hours of Service that would have been credited if he had not been so absent (or eight Hours of Service for each normal work day of such absence if the actual Hours of Service cannot be determined). An Employee shall be credited for such Hours of Service (up to a maximum of 501 Hours of Service) in the Plan Year in which such absence begins (if such crediting will prevent him from incurring a Break in Service in such Plan Year) or in the next following Plan Year.


Section 12.  When Capital Accumulation Will Be Distributed.
             ---------------------------------------------

     (a) Except as otherwise provided in Sections 12(c) and 13(b) and (c), a Participant's Capital Accumulation will be distributed in a single lump sum following his termination of Service, but only at the time and in the manner determined by the Committee. A Participant's Capital Accumulation will normally be distributed as soon as practicable following his termination of Service. If the value of a Participant's Capital Accumulation exceeds (or has ever exceeded) $3,500, his Capital Accumulation may not be distributed to him before he attains age 65 without his consent.

     (b) In the event of a Participant's Retirement, Disability or death, distribution of his Capital Accumulation shall occur no later than the Allocation Date of the Plan Year following the Plan Year in which his Retirement, Disability or death occurs. If a Participant's Service terminates for any other reason, distribution of his Capital Accumulation shall occur no later than the Allocation Date of the sixth Plan Year following the Plan Year in which his Service terminates.

     (c) Distribution of a Participant's Capital Accumulation shall occur not later than 60 days after the Allocation Date coinciding with or next following his 65th birthday (or his termination of Service, if later). The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a Plan Year must occur not later than April 1st of the next Plan Year (even if he has not terminated Service) and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2; provided, however, that for years prior to 1989, such distribution need be made only if the Participant is a "5% owner" of Company Stock (as defined in Section 416(i)(1)(B)(i) of the Code). If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

     (d) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in Section 6. However, except as otherwise provided in Section 3(b), such Accounts shall not be credited with any additional Employer Contributions and Forfeitures.

 Section 13.  In-Service Distributions.
              ------------------------

     (a)  Cash Dividends - If so determined by the Board of Directors, any cash
          --------------
dividends received by the Trustee on Company Stock allocated to the Company Stock Accounts of Participants may be paid currently (or within 90 days after the end of the Plan Year in which the dividends are paid to the Trust) in cash by the Trustee to such Participants (or their Beneficiaries) on a non-discriminatory basis, or the Company may pay such dividends directly to Participants (or Beneficiaries). Such distribution (if any) of cash dividends may be limited to Participants who are still Employees, may be limited to dividends on shares of Company Stock which are then vested or may be applicable to cash dividends on all shares allocated to Participants' Company Stock Accounts.

     (b)  Withdrawals After Normal Retirement - If a Participant remains an
          -----------------------------------
Employee after the later of his 65th birthday or the tenth anniversary of the date he became a Participant, he may elect to have his entire Capital Accumulation distributed to him in a single lump sum in accordance with rules and procedures established by the Committee.

     (c)  Withdrawals Prior to Normal Retirement - Effective as of January 1,
          --------------------------------------
1996, a Participant who has attained age 55 and completed at least ten Years of Participation in the Plan shall be entitled to elect to "diversify" a portion of his Company Stock Account. An election to "diversify" must be made on the prescribed form and filed with the Committee within the 90-day period immediately following the close of a Plan Year in the

Election Period. For purposes of this Section 13(c), "Years of Participation" includes only those Plan Years in which the Participant is entitled to receive an allocation of Employer Contributions or Forfeitures under Section 3(b), and the "Election Period" means the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make an election.

     For each of the first five Plan Years in the Election Period, the Participant may elect to withdraw an amount which does not exceed 25% of the number of shares of Company Stock allocated to his Company Stock Account since the inception of the Plan, less all shares with respect to which amounts have previously been withdrawn under this Section 13(c). In the case of the sixth Plan Year in the Election Period, the Participant may elect to withdraw an amount which does not exceed 50% of the number of shares of Company Stock allocated to his Company Stock Account since the inception of the Plan, less all shares with respect to which amounts have previously been withdrawn under this
Section 13(c). No withdrawal election shall be permitted if the balance in a Participant's Company Stock Account as of the Allocation Date of the first Plan Year in the Election Period has a fair market value of $500 or less, unless and until the balance in his Company Stock Account as of a subsequent Allocation Date in the election Period exceeds $500. Any distribution under this Section 13(c) shall occur within 90 days after the 90-day period in which the election may be made and shall be subject to the provisions of Section 14(c).

     (d)  Other In-Service Withdrawals - At any time after a Participant
          ----------------------------
completes 60 months of participation in the Plan, he may elect to have all or any portion of the Company Stock in his Company Stock Account (determined as of the prior Allocation Date) distributed to him. If an Employee has been a Participant for less than 60 months, he may elect to have all or any portion of the Company Stock in his Company Stock Account which has been allocated to his Company Stock Account for at least three years distributed to him; and the Company Stock which has been allocated to his Company Stock Account for less than three years may be distributed to him if he has incurred a financial hardship.

     The Committee shall determine whether a Participant has incurred a financial hardship, and a hardship distribution shall be limited to amounts needed to pay those expenses set forth in Section 11(b)(1)-(4) of the 401(k) Plan. A Participant who requests a hardship distribution must withdraw the shares available under this Section 13(d) prior to receiving a hardship distribution under the 401(k) Plan.

     All distributions under this Section 13(d) shall be limited to the vested portion of the Participant's Company Stock Account. A Participant may request such a distribution no more than twice in any Plan Year; and all requests must be made in writing on forms prescribed by the Committee. Distributions shall be made only in whole shares of Company Stock, and any distribution shall be deemed to consist first of shares of Company Stock that have been allocated to the Participant's Account for more than six months. All distributions shall be subject to such administrative rules and procedures as may be established by the Committee.


Section 14.  How Capital Accumulation Will Be Distributed.
             --------------------------------------------

     (a) The Trustee will make distributions from the Trust only as directed by the Committee. Distribution of a Participant's Capital Accumulation will be made in whole shares of Company Stock (with the value of any fractional share paid in cash).

     (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if living, and if not, to his Beneficiary. In the event of a Participant's death, his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the notarized written consent of his spouse, if any, acknowledging the effect of the consent) may designate a different Beneficiary or Beneficiaries from time to time by filing a written designation with the Committee. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary within five years after his death.

     (c) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust (other than any dividend distributions under Section 13(a)). If the Committee so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided that no such distribution to a Participant shall be made unless
(1) the Participant is informed that he has the right for a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option), and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

     (d) If a distribution of a Participant's Accounts occurs after December 31, 1992, and is neither one of a series of annual installments over a period of ten years (or more) nor the minimum amount required to be distributed pursuant to the second sentence of Section 12(c) (an "eligible rollover distribution"), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in
Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Any election under this Section 14(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.


Section 15.  Rights, Options and Restrictions on Company Stock.
             -------------------------------------------------

     It is expected that all shares of Company Stock distributed by the Trustee will be readily tradable on an established market; provided, however, that shares of Company Stock held or distributed by the Trustee to an "affiliate" (under Federal securities laws) may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws. Except as otherwise provided in this Section 15, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 15 shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

Section 16.  No Assignment of Benefits.
             -------------------------

     A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equit-able process, except in accordance with a "qualified domestic relations order" (as defined in Section 414(p) of the Code).


Section 17.  Administration.
             --------------

     (a)  Administrative Committee - The Plan will be administered by an
          ------------------------
Administrative Committee composed of one or more individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

     (b)  Committee Action - Committee action will be by vote of a majority of
          ----------------
the members at a meeting or in writing without a meeting. A Committee member who is a Participant shall not vote on any question relating specifically to himself unless he is the sole member of the Committee.

     The Committee shall choose from its members a Chairman and a Secretary. The Chairman or the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

     (c)  Powers and Duties of the Committee - The Committee shall have all
          ----------------------------------
powers necessary to enable it to administer the

Plan and the Trust Agreement in accordance with their provisions, including without limitation the following:

          (1) resolving all questions relating to the eligibility of Employees to become Participants;

          (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

          (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

          (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

          (5) establishing procedures in accordance with Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

          (6) engaging any administrative, legal, accounting, clerical or other services that it may deem appropriate;

          (7) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

          (8) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan; and

          (9) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement.

     The Committee shall be responsible for directing the Trustee as to the investment of Trust Assets.  The Committee may delegate to the Trustee the responsibility for investing Trust Assets other than Company Stock.  The

Committee shall establish a funding policy and method for directing the Trustee to acquire Compa-
ny Stock (and for otherwise investing the Trust Assets) in a manner that is consistent with the objectives of the Plan and the requirements of ERISA.

     The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. The Committee shall have sole and exclusive discretionary authority to construe and interpret the terms of the Plan and Trust. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

     (d)  Expenses - All expenses of administering the Plan and Trust shall be
          --------
charged to and paid out of the Trust Assets. The Company may, however, pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

     (e)  Information to be Submitted to the Committee - To enable the Committee
          --------------------------------------------
to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

     (f)  Delegation of Fiduciary Responsibility - The Committee from time to
          --------------------------------------
time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA; provided, however, that responsibility for investment of the Trust Assets may not be allocated or delegated other than as provided in Section 17(c). Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

     (g)  Bonding, Insurance and Indemnity - To the extent required under
          --------------------------------
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

     The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Company shall indemnify each member of the Committee (to the extent permitted by law) against any personal liability or expense resulting from his service on the Committee, except such liability or expense as may result from his own willful misconduct.

     (h)  Notices, Statements and Reports - The Company shall be the "Plan
          -------------------------------
Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Committee shall be the designated agent of the Plan for the service of legal process.


Section 18.  Claims Procedure.
             ----------------

     A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Company. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant
(or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

     Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Com-mittee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review.

     All decisions and interpretations of the Committee under this Section 18 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.


Section 19.  Limitation on Participants' Rights.
             ----------------------------------

     A Participant's Capital Accumulation will be based only on his vested interest in his Accounts and will be paid only from the Trust Assets. An Employer, the Committee or the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

     The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between an Employer and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of an Employer or to interfere with the right of an Employer to discharge, with or without cause, any Employee at any time.

 Section 20.  Future of the Plan.
              ------------------

     The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

     The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

     The Company further reserves the right to terminate the Plan in the event of a determination by the Internal Revenue Service (after a timely Application for Determination is filed by the Company) that the Plan initially fails to satisfy the applicable requirements of Sections 401(a) and 4975(e)(7) of the Code. In that event, all Trust Assets shall (upon written direction of the Company) be returned to the Employers, and the Plan shall terminate.

     If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which meets the requirements of Section 401(a) of the Code, the Accounts of Employees affected by the termination will become nonforfeitable as of the date of termination. A complete discontinuance of Employer Contributions shall be deemed to be a termination of the Plan for this purpose. After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations may be distributed following termination of the Plan or distributions may be deferred as provided in Section 12, as the Company shall determine.

     In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).


Section 21.  "Top-Heavy" Contingency Provisions.
             ----------------------------------

     (a)  The provisions of this Section 21 are included in the Plan pursuant to
Section 401(a) (10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

     (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the 401(k) Plan. The Plan (and the 401(k) Plan) shall be "top-heavy" only if the total of the account balances under the Plan and the 401(k) Plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants.
For such purpose, account balances shall be computed and adjusted pursuant to
Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of an Employer) and Beneficiaries described in Section 416(i)(1) or (5) of the Code; and in determining "key employees," the term "annual compensation" in Section 416(i)(l)(A) of the Code shall mean Statutory Compensation.

     (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

          (1)  3% of his Statutory Compensation; or

          (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. For this purpose, the allocation to the "key employee" shall include the reductions in salary contributed on his behalf to the 401(k) Plan for that Plan Year and any employer contributions allocated to him under the 401(k) Plan for that Plan Year.

     (d) For any Plan Year in which the Plan is "top-heavy," Statutory Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $200,000 (as adjusted pursuant to Section 401(a)(17) of the Code) or, after 1993, $150,000 (as adjusted pursuant to
Section 401(a)(17) of the Code).

Section 22.  Governing Law.
             -------------

     The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.


Section 23.  Execution.
             ---------

     To record the adoption of this amendment and restatement of the Plan, the Company has caused this document to be executed on this 18th day of October,
                                                        ----        -------
1995.
   -

                                               FIRST REPUBLIC BANCORP INC.



                                               By /s/ James H. Herbert, II
                                                 -------------------------------
                                                             President



                                               By /s/ Willis H. Newton, Jr.
                                                 -------------------------------
                                                 Senior V.P. and Asst. Secretary